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Exhibit 99.1

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended March 30, 2002
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$6,181	$—	$6,181	$—	$6,181
Costs of sales	4,328	(8)	4,320	—	4,320

Gross margin	1,853	(8)	1,861	—	1,861
Selling, general and administrative expenses	1,108	12	1,120	—	1,120
Research and development expenditures	906	—	906	—	906
Reorganization of businesses	198	(198)	—	—	—
Other charges	3	(3)	—	—	—

Operating loss	(362)	(197)	(165)	—	(165)
Other income/(expense):
Interest expense, net	(108)	—	(108)	—	(108)
Gains on sales of investments and businesses, net	11	11	—	—	—
Other	(192)	(188)	(4)	—	(4)

Total other income/ (expense)	(289)	(177)	(112)	—	(112)

Loss before income taxes	(651)	(374)	(277)	—	(277)
Income tax provision	(202)	109	(93)	—	(93)

Net loss	$(449)	$(265)	$(184)	$—	$(184)

Net loss per common share
Basic	$(0.20)				$(0.08)
Diluted	$(0.20)				$(0.08)
Weighted average common shares outstanding
Basic	2,253.5				2,253.5
Diluted	2,253.5				2,253.5
Dividends paid per share	$0.04				$0.04

	For the Quarter Ended March 31, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,799	$—	$7,799	$197	$7,602
Costs of sales	6,197	(524)	5,673	(135)	5,538

Gross margin	1,602	(524)	2,126	62	2,064
Selling, general and administrative expenses	1,234	(18)	1,216	(42)	1,174
Research and development expenditures	1,161	—	1,161	(11)	1,150
Reorganization of businesses	241	(241)	—	—	—
Other charges	72	(72)	—	—	—

Operating earnings (loss)	(1,106)	(855)	(251)	9	(260)
Other income/(expense):
Interest expense, net	(61)	—	(61)	(2)	(59)
Gains on sales of investments and businesses, net	614	614	—	—	—
Other	(38)	(29)	(9)	—	(9)

Total other income/ (expense)	515	585	(70)	(2)	(68)

Earnings (loss) before income taxes	(591)	(270)	(321)	7	(328)
Income tax provision	(58)	(49)	(107)	(2)	(109)

Net earnings (loss)	$(533)	$(319)	$(214)	$5	$(219)

Net loss per common share
Basic	$(0.24)				$(0.10)
Diluted	$(0.24)				$(0.10)
Weighted average common shares outstanding
Basic	2,194.0				2,194.0
Diluted	2,194.0				2,194.0
Dividends paid per share	$0.04				$0.04

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended June 29, 2002
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$6,869	$—	$6,869	$—	$6,869
Costs of sales	4,629	(40)	4,589	—	4,589

Gross margin	2,240	(40)	2,280	—	2,280
Selling, general and administrative expenses	1,177	—	1,177	—	1,177
Research and development expenditures	925	—	925	—	925
Reorganization of businesses	1,468	(1,468)	—	—	—
Other charges	909	(909)	—	—	—

Operating earnings (loss)	(2,239)	(2,417)	178	—	178
Other income/(expense):
Interest expense, net	(100)	—	(100)	—	(100)
Gains on sales of investments and businesses, net	24	24	—	—	—
Other	(975)	(955)	(20)	—	(20)

Total other income/ (expense)	(1,051)	(931)	(120)	—	(120)

Earnings (loss) before income taxes	(3,290)	(3,348)	58	—	58
Income tax provision	(969)	988	19	—	19

Net earnings (loss)	$(2,321)	$(2,360)	$39	$—	$39

Net earnings (loss) per common share
Basic	$(1.02)				$0.02
Diluted	$(1.02)				$0.02
Weighted average common shares outstanding
Basic	2,277.2				2,277.2
Diluted	2,277.2				2,277.2
Dividends paid per share	$0.04				$0.04

	For the Quarter Ended June 30, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,697	$—	$7,697	$194	$7,503
Costs of sales	5,895	(307)	5,588	(135)	5,453

Gross margin	1,802	(307)	2,109	59	2,050
Selling, general and administrative expenses	1,301	(9)	1,292	(37)	1,255
Research and development expenditures	1,080	—	1,080	(11)	1,069
Reorganization of businesses	619	(619)	—	—	—
Other charges	99	(99)	—	—	—

Operating earnings (loss)	(1,297)	(1,034)	(263)	11	(274)
Other income/(expense):
Interest expense, net	(104)	—	(104)	(2)	(102)
Gains on sales of investments and businesses, net	742	742	—	—	—
Other	(189)	(194)	5	—	5

Total other income/ (expense)	449	548	(99)	(2)	(97)

Earnings (loss) before income taxes	(848)	(486)	(362)	9	(371)
Income tax provision	(89)	(32)	(121)	(3)	(124)

Net earnings (loss)	$(759)	$(518)	$(241)	$6	$(247)

Net loss per common share
Basic	$(0.35)				$(0.11)
Diluted	$(0.35)				$(0.11)
Weighted average common shares outstanding
Basic	2,202.9				2,202.9
Diluted	2,202.9				2,202.9
Dividends paid per share	$0.04				$0.04

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended September 28, 2002
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$6,532	$—	$6,532	$—	$6,532
Costs of sales	4,212	(20)	4,192	—	4,192

Gross margin	2,320	(20)	2,340	—	2,340
Selling, general and administrative expenses	1,105	—	1,105	—	1,105
Research and development expenditures	948	—	948	—	948
Reorganization of businesses	11	(11)	—	—	—
Other charges	(85)	85	—	—	—

Operating earnings	341	54	287	—	287
Other income/(expense):
Interest expense, net	(92)	—	(92)	—	(92)
Gains on sales of investments and businesses, net	37	37	—	—	—
Other	(71)	(77)	6	—	6

Total other income/ (expense)	(126)	(40)	(86)	—	(86)

Earnings before income taxes	215	14	201	—	201
Income tax provision	104	(36)	68	—	68

Net earnings (loss)	$111	$(22)	$133	$—	$133

Net earnings per common share
Basic	$0.05				$0.06
Diluted	$0.05				$0.06
Weighted average common shares outstanding
Basic	2,295.8				2,295.8
Diluted	2,308.2				2,308.2
Dividends paid per share	$0.04				$0.04

	For the Quarter Ended September 29, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,522	$—	$7,522	$162	$7,360
Costs of sales	5,578	(98)	5,480	(117)	5,363

Gross margin	1,944	(98)	2,042	45	1,997
Selling, general and administrative expenses	1,160	(27)	1,133	(28)	1,105
Research and development expenditures	1,026	—	1,026	(8)	1,018
Reorganization of businesses	133	(133)	—	—	—
Other charges	1,408	(1,408)	—	—	—

Operating earnings (loss)	(1,783)	(1,666)	(117)	9	(126)
Other income/(expense):
Interest expense, net	(140)	(22)	(118)	(2)	(116)
Gains on sales of investments and businesses, net	542	542	—	—	—
Other	(838)	(830)	(8)	—	(8)

Total other income/ (expense)	(436)	(310)	(126)	(2)	(124)

Earnings (loss) before income taxes	(2,219)	(1,976)	(243)	7	(250)
Income tax provision	(811)	732	(79)	(2)	(81)

Net earnings (loss)	$(1,408)	$(1,244)	$(164)	$5	$(169)

Net loss per common share
Basic	$(0.64)				$(0.08)
Diluted	$(0.64)				$(0.08)
Weighted average common shares outstanding
Basic	2,217.1				2,217.1
Diluted	2,217.1				2,217.1
Dividends paid per share	$0.04				$0.04

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended December 31, 2002
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,697	$—	$7,697	$—	$7,697
Costs of sales	5,138	12	5,150	—	5,150

Gross margin	2,559	12	2,547	—	2,547
Selling, general and administrative expenses	1,082	—	1,082	—	1,082
Research and development expenditures	937	—	937	—	937
Reorganization of businesses	87	(87)	—	—	—
Other charges	6	(6)	—	—	—

Operating earnings (loss)	447	(81)	528	—	528
Other income/(expense):
Interest expense, net	(56)	—	(56)	—	(56)
Gains on sales of investments and businesses, net	24	24	—	—	—
Other	(135)	(131)	(4)	—	(4)

Total other income/ (expense)	(167)	(107)	(60)	—	(60)

Earnings (loss) before income taxes	280	(188)	468	—	468
Income tax provision	106	71	177	—	177

Net earnings (loss)	$174	$(117)	$291	$—	$291

Net earnings per common share
Basic	$0.08				$0.13
Diluted	$0.08				$0.13
Weighted average common shares outstanding
Basic	2,305.5				2,305.5
Diluted	2,322.0				2,322.0
Dividends paid per share	$0.04				$0.04

	For the Quarter Ended December 31, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$7,468	$—	$7,468	$—	$7,468
Costs of sales	5,451	(152)	5,299	—	5,299

Gross margin	2,017	(152)	2,169	—	2,169
Selling, general and administrative expenses	1,224	(31)	1,193	—	1,193
Research and development expenditures	1,008	—	1,008	—	1,008
Reorganization of businesses	865	(865)	—	—	—
Other charges	537	(537)	—	—	—

Operating loss	(1,617)	(1,585)	(32)	—	(32)
Other income/(expense):
Interest expense, net	(108)	—	(108)	—	(108)
Gains on sales of investments and businesses, net	33	33	—	—	—
Other	(161)	(159)	(2)	—	(2)

Total other income/ (expense)	(236)	(126)	(110)	—	(110)

Loss before income taxes	(1,853)	(1,711)	(142)	—	(142)
Income tax provision	(616)	572	(44)	—	(44)

Net loss	$(1,237)	$(1,139)	$(98)	$—	$(98)

Net loss per common share
Basic	$(0.55)				$(0.04)
Diluted	$(0.55)				$(0.04)
Weighted average common shares outstanding
Basic	2,236.8				2,236.8
Diluted	2,236.8				2,236.8
Dividends paid per share	$0.04				$0.04

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Year Ended December 31, 2002
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$27,279	$—	$27,279	$—	$27,279
Costs of sales	18,307	(56)	18,251	—	18,251

Gross margin	8,972	(56)	9,028	—	9,028
Selling, general and administrative expenses	4,472	12	4,484	—	4,484
Research and development expenditures	3,716	—	3,716	—	3,716
Reorganization of businesses	1,764	(1,764)	—	—	—
Other charges	833	(833)	—	—	—

Operating earnings (loss)	(1,813)	(2,641)	828	—	828
Other income/(expense):
Interest expense, net	(356)	—	(356)	—	(356)
Gains on sales of investments and businesses, net	96	96	—	—	—
Other	(1,373)	(1,351)	(22)	—	(22)

Total other income/ (expense)	(1,633)	(1,255)	(378)	—	(378)

Earnings (loss) before income taxes	(3,446)	(3,896)	450	—	450
Income tax provision	(961)	1,132	171	—	171

Net earnings (loss)	$(2,485)	$(2,764)	$279	$—	$279

Net earnings (loss) per common share
Basic	$(1.09)				$0.12
Diluted	$(1.09)				$0.12
Weighted average common shares outstanding
Basic	2,282.3				2,282.3
Diluted	2,282.3				2,282.3
Dividends paid per share	$0.16				$0.16

	For the Year Ended December 31, 2001
	GAAP Results	Special Items Inc/(Exp)	Excluding Special Items	Exited Businesses Inc/(Exp)	Ongoing Operations Excluding Special Items
Net sales	$30,486	$—	$30,486	$553	$29,933
Costs of sales	23,121	(1,081)	22,040	(387)	21,653

Gross margin	7,365	(1,081)	8,446	166	8,280
Selling, general and administrative expenses	4,919	(85)	4,834	(107)	4,727
Research and development expenditures	4,275	—	4,275	(30)	4,245
Reorganization of businesses	1,858	(1,858)	—	—	—
Other charges	2,116	(2,116)	—	—	—

Operating earnings (loss)	(5,803)	(5,140)	(663)	29	(692)
Other income/(expense):
Interest expense, net	(413)	(22)	(391)	(6)	(385)
Gains on sales of investments and businesses, net	1,931	1,931	—	—	—
Other	(1,226)	(1,212)	(14)	—	(14)

Total other income/ (expense)	292	697	(405)	(6)	(399)

Earnings (loss) before income taxes	(5,511)	(4,443)	(1,068)	23	(1,091)
Income tax provision	(1,574)	1,223	(351)	(7)	(358)

Net earnings (loss)	$(3,937)	$(3,220)	$(717)	$16	$(733)

Net loss per common share
Basic	$(1.78)				$(0.33)
Diluted	$(1.78)				$(0.33)
Weighted average common shares outstanding
Basic	2,213.3				2,213.3
Diluted	2,213.3				2,213.3
Dividends paid per share	$0.16				$0.16

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the quarters ended March 30, 2002 and March 31, 2001.

	For the Quarter Ended March 30, 2002
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2001
Personal Communications Segment	$2,406	$—	$2,406	3%
Semiconductor Products Segment	1,127	—	1,127	-26%
Global Telecom Solutions Segment	1,085	—	1,085	-36%
Commercial, Govt, and Industrial Solutions Segment	802	—	802	-10%
Broadband Communications Segment	525	—	525	-36%
Integrated Electronic Systems Segment	509	—	509	-20%
Other Products Segment	107	—	107	-47%
Adjustments & Eliminations	(380)	—	(380)	-22%

Segment Totals	$6,181	$—	$6,181	-19%

	For the Quarter Ended March 31, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$2,336	$—	$2,336
Semiconductor Products Segment	1,517	—	1,517
Global Telecom Solutions Segment	1,685	—	1,685
Commercial, Govt, and Industrial Solutions Segment	1,048	154	894
Broadband Communications Segment	818	—	818
Integrated Electronic Systems Segment	637	—	637
Other Products Segment	245	43	202
Adjustments & Eliminations	(487)	—	(487)

Segment Totals	$7,799	$197	$7,602

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the quarters ended June 29, 2002 and June 30, 2001.

	For the Quarter Ended June 29, 2002
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2001
Personal Communications Segment	$2,684	$—	$2,684	3%
Semiconductor Products Segment	1,256	—	1,256	-3%
Global Telecom Solutions Segment	1,262	—	1,262	-24%
Commercial, Govt, and Industrial Solutions Segment	889	—	889	1%
Broadband Communications Segment	554	—	554	-35%
Integrated Electronic Systems Segment	566	—	566	3%
Other Products Segment	129	—	129	-40%
Adjustments & Eliminations	(471)	—	(471)	-16%

Segment Totals	$6,869	$—	$6,869	-8%

	For the Quarter Ended June 30, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$2,604	$—	$2,604
Semiconductor Products Segment	1,295	—	1,295
Global Telecom Solutions Segment	1,669	—	1,669
Commercial, Govt, and Industrial Solutions Segment	1,042	161	881
Broadband Communications Segment	851	—	851
Integrated Electronic Systems Segment	549	—	549
Other Products Segment	248	33	215
Adjustments & Eliminations	(561)	—	(561)

Segment Totals	$7,697	$194	$7,503

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the quarters ended September 28, 2002 and September 29, 2001.

	For the Quarter Ended September 28, 2002
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2001
Personal Communications Segment	$2,715	$—	$2,715	-2%
Semiconductor Products Segment	1,275	—	1,275	15%
Global Telecom Solutions Segment	1,029	—	1,029	-42%
Commercial, Govt, and Industrial Solutions Segment	884	—	884	-1%
Broadband Communications Segment	519	—	519	-19%
Integrated Electronic Systems Segment	544	—	544	6%
Other Products Segment	120	—	120	1%
Adjustments & Eliminations	(554)	—	(554)	21%

Segment Totals	$6,532	$—	$6,532	-11%

	For the Quarter Ended September 29, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$2,775	$—	$2,775
Semiconductor Products Segment	1,111	—	1,111
Global Telecom Solutions Segment	1,772	—	1,772
Commercial, Govt, and Industrial Solutions Segment	1,031	141	890
Broadband Communications Segment	637	—	637
Integrated Electronic Systems Segment	513	—	513
Other Products Segment	140	21	119
Adjustments & Eliminations	(457)	—	(457)

Segment Totals	$7,522	$162	$7,360

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the quarters ended December 31, 2002 and December 31, 2001.

	For the Quarter Ended December 31, 2002
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2001
Personal Communications Segment	$3,369	$—	$3,369	10.4%
Semiconductor Products Segment	1,342	—	1,342	14.2%
Global Telecom Solutions Segment	1,235	—	1,235	-11.0%
Commercial, Govt, and Industrial Solutions Segment	1,174	—	1,174	-2.2%
Broadband Communications Segment	489	—	489	-15.5%
Integrated Electronic Systems Segment	570	—	570	5.6%
Other Products Segment	130	—	130	6.6%
Adjustments & Eliminations	(612)	—	(612)	3.7%

Segment Totals	$7,697	$—	$7,697	3.1%

	For the Quarter Ended December 31, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$3,053	$—	$3,053
Semiconductor Products Segment	1,175	—	1,175
Global Telecom Solutions Segment	1,388	—	1,388
Commercial, Govt, and Industrial Solutions Segment	1,201	—	1,201
Broadband Communications Segment	579	—	579
Integrated Electronic Systems Segment	540	—	540
Other Products Segment	122	—	122
Adjustments & Eliminations	(590)	—	(590)

Segment Totals	$7,468	$—	$7,468

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

        Summarized below are the Company's net sales by reportable segment for the years ended December 31, 2002 and December 31, 2001.

	For the Year Ended December 31, 2002
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations	% Change from 2001
Personal Communications Segment	$11,174	$—	$11,174	4%
Semiconductor Products Segment	5,000	—	5,000	-2%
Global Telecom Solutions Segment	4,611	—	4,611	-29%
Commercial, Govt, and Industrial
Solutions Segment	3,749	—	3,749	-3%
Broadband Communications Segment	2,087	—	2,087	-28%
Integrated Electronic Systems Segment	2,189	—	2,189	-2%
Other Products Segment	486	—	486	-26%
Adjustments & Eliminations	(2,017)	—	(2,017)	-4%

Segment Totals	$27,279	$—	$27,279	-9%

	For the Year Ended December 31, 2001
	Segment Net Sales
	GAAP Results	Exited Businesses Inc/(Exp)	Ongoing Operations
Personal Communications Segment	$10,768	$—	$10,768
Semiconductor Products Segment	5,098	—	5,098
Global Telecom Solutions Segment	6,514	—	6,514
Commercial, Govt, and Industrial
Solutions Segment	4,322	456	3,866
Broadband Communications Segment	2,885	—	2,885
Integrated Electronic Systems Segment	2,239	—	2,239
Other Products Segment	755	97	658
Adjustments & Eliminations	(2,095)	—	(2,095)

Segment Totals	$30,486	$553	$29,933

Motorola, Inc. and Subsidiaries
Special Items Description
(In millions)

        Summarized below are the Company's special items descriptions for: (i) the quarters ended March 30, June 29, September 28, and December 31, 2002, (ii) the quarters ended March 31, June 30, September 29 and December 31, 2001, and (iii) the years ended December 31, 2002 and 2001.

        Bracketed amounts represent income.

	2002 Special Items
	Quarter Ended March 30	Quarter Ended June 29	Quarter Ended September 28	Quarter Ended December 31	Year Ended December 31
Employee Severance, Net of Reversals	$53	$218	$38	$52	$361
Exit Costs, Net of Reversals	(2)	90	(2)	(7)	79
Fixed Asset Impairments	155	1,200	(5)	30	1,380
Investment Impairments	188	955	77	33	1,253
Goodwill/Intangible Asset Impairments	—	326	—	—	326
In-Process Research & Development Charges	11	—	—	1	12
Potentially Uncollectible Finance Receivables (Telsim)	—	526	—	—	526
Iridium Settlements	—	—	(60)	(3)	(63)
Gains on Sales of Investments and Businesses, Net	(11)	(24)	(37)	(24)	(96)
Debt Redemption Charges, Net		—	—	98	98
Other	(20)	57	(25)	8	20

Pre-tax Special Items	$374	$3,348	$(14)	$188	$3,896
Income Tax Provision	(109)	(988)	36	(71)	(1,132)

After-tax Special Items	$265	$2,360	$22	$117	$2,764

	2001 Special Items
	Quarter Ended March 31	Quarter Ended June 30	Quarter Ended September 29	Quarter Ended December 31	Year Ended December 31
Employee Severance, Net of Reversals	$220	$318	$122	$458	$1,118
Exit Costs, Net of Reversals	33	143	48	167	391
Fixed Asset Impairments	108	296	51	392	847
Investment Impairments	29	194	830	159	1,212
Goodwill/Intangible Asset Impairments	72	—	—	44	116
Amortization of Goodwill	34	31	29	31	125
In-Process Research & Development Charges	—	—	20	20	40
Product Portfolio Simplification Write-Offs	405	168	10	—	583
Potentially Uncollectible Finance Receivables	—	100	1,354	47	1,501
Iridium Settlements	—	—	—	365	365
Gains on Sales of Investments and Businesses, Net	(614)	(742)	(542)	(33)	(1,931)
Other	(17)	(22)	54	61	76

Pre-tax Special Items	$270	$486	$1,976	$1,711	$4,443
Income Tax Provision	49	32	(732)	(572)	(1,223)

After-tax Special Items	$319	$518	$1,244	$1,139	$3,220

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  Exhibit 99.1
Motorola, Inc. and Subsidiaries Consolidated Statements of Operations (In millions, except per share amounts)
Motorola, Inc. and Subsidiaries Consolidated Statements of Operations (In millions, except per share amounts)